EXHIBIT 10.9
                                  ------------


        MSB Bank Officers' Deferred Compensation Plan, adopted effective as of November 1, 1996


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                                    MSB BANK

                      OFFICERS' DEFERRED COMPENSATION PLAN





















                        EFFECTIVE AS OF NOVEMBER 1, 1996




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                                TABLE OF CONTENTS
                                -----------------


                                                                            Page
                                                                            ----

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

SECTION 1.1       ADMINISTRATOR.............................................  1
SECTION 1.2       BANK......................................................  1
SECTION 1.3       BASIC CONTRIBUTIONS.......................................  1
SECTION 1.4       BENEFICIARY...............................................  1
SECTION 1.5       BOARD.....................................................  1
SECTION 1.6       CODE......................................................  1
SECTION 1.7       COMPENSATION .............................................  1
SECTION 1.8       COMMITTEE.................................................  1
SECTION 1.9       COMPENSATION REDUCTION AGREEMENT..........................  1
SECTION 1.10      DEFERRABLE COMPENSATION...................................  1
SECTION 1.11      EFFECTIVE DATE............................................  2
SECTION 1.12      EXCHANGE ACT..............................................  2
SECTION 1.13      401(K) PLAN...............................................  2
SECTION 1.14      HARDSHIP..................................................  2
SECTION 1.15      HOLDING COMPANY...........................................  2
SECTION 1.16      INVESTMENT CLASSIFICATION.................................  2
SECTION 1.17      INVESTMENT FUNDS..........................................  2
SECTION 1.18      LIMITATIONS...............................................  2
SECTION 1.19      MEMORANDUM ACCOUNT........................................  2
SECTION 1.20      OFFICER...................................................  2
SECTION 1.21      PARTICIPANT...............................................  2
SECTION 1.22      PARTICIPATING COMPANY.....................................  2
SECTION 1.23      PLAN......................................................  2


                                   ARTICLE II
                                   ----------

                                  PARTICIPATION
                                  -------------

SECTION 2.1       ELECTION TO PARTICIPATE...................................  3
SECTION 2.2       CHANGES IN PARTICIPATION..................................  3


                                   ARTICLE III
                                   -----------

                                DEFERRED AMOUNTS
                                ----------------

SECTION 3.1       IN GENERAL................................................  4

                                       (i)


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                                                                            Page
                                                                            ----


SECTION 3.2       ADJUSTMENTS TO MEMORANDUM ACCOUNTS........................  4
SECTION 3.3       VESTING...................................................  5


                                   ARTICLE IV
                                   ----------

                                      TRUST
                                      -----

SECTION 4.1       ESTABLISHMENT OF TRUST....................................  5
SECTION 4.2       CONTRIBUTIONS TO TRUST....................................  5
SECTION 4.3       UNFUNDED CHARACTER OF PLAN................................  5


                                    ARTICLE V
                                    ---------

                                  DISTRIBUTIONS
                                  -------------

SECTION 5.1       HARDSHIP DISTRIBUTIONS....................................  6
SECTION 5.2       DISTRIBUTIONS TO PARTICIPANTS.............................  6
SECTION 5.3       DISTRIBUTIONS TO BENEFICIARIES............................  6


                                   ARTICLE VI
                                   ----------

                                CHANGE OF CONTROL
                                -----------------

SECTION 6.1       CHANGE OF CONTROL DEFINED.................................  7
SECTION 6.2       PARTICIPANTS' OPTIONS UPON A CHANGE OF CONTROL............  9


                                   ARTICLE VII
                                   -----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

SECTION 7.1       NOTICE AND ELECTION.......................................  9
SECTION 7.2       CONSTRUCTION AND LANGUAGE.................................  9
SECTION 7.3       NON-ALIENATION OF BENEFITS................................  9
SECTION 7.4       INDEMNIFICATION...........................................  9
SECTION 7.5       SEVERABILITY.............................................. 10
SECTION 7.6       WAIVER.................................................... 10
SECTION 7.7       GOVERNING LAW............................................. 10
SECTION 7.8       NO DEPOSIT ACCOUNT........................................ 10
SECTION 7.9       AMENDMENT AND TERMINATION................................. 10
SECTION 7.10      SUCCESSORS AND ASSIGNS.................................... 10


                                      (ii)


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                                    MSB BANK
                                    --------

                      OFFICERS' DEFERRED COMPENSATION PLAN
                      ------------------------------------

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------



                  The following definitions shall apply for the purposes of this Plan unless a different meaning is clearly indicated by the context:

                  SECTION 1.1 ADMINISTRATOR means any person, committee, corporation or organization appointed by the Committee to perform the responsibilities assigned to the Administrator hereunder.

                  SECTION 1.2 BANK means MSB Bank or any successor thereto.

                  SECTION 1.3 BASIC CONTRIBUTIONS means the amounts defined in ection 1.7 of the 401(k) Plan.

                  SECTION 1.4 BENEFICIARY means the person or persons designated by the Participant under Section 5.2(b) of the Plan.

                  SECTION 1.5 BOARD means the Board of Directors of the Bank.

                  SECTION 1.6 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 1.7 COMPENSATION means, during any period, the base compensation paid to an Officer by the Bank during such period, prior to any reduction pursuant to a Compensation Reduction Agreement under the 401(k) Plan. Base compensation shall include salary, Basic Contributions to the 401(k) Plan, wages and wage continuation payments to an Officer who is absent due to illness or disability of a short-term nature and commissions not in excess of $50,000, and shall exclude overtime, commissions in excess of $50,000, expense allowances, severance pay, fees, bonuses, contributions other than Basic Contributions made by the Bank to the 401(k) Plan, and contributions made by the Bank to any other pension, insurance, welfare, or other employee benefit plan.

                  SECTION 1.8 COMMITTEE means the Compensation Committee of the Board.

                  SECTION 1.9 COMPENSATION REDUCTION AGREEMENT means the agreement defined in Section 1.15 of the 401(k) Plan.

                  SECTION 1.10 DEFERRABLE COMPENSATION means, with respect to any calendar year, the amount of an Officer's Compensation, if any, which cannot be contributed by the Officer



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                                       -2-


as Basic Contributions to the 401(k) Plan in accordance with the terms of
Section 4.1 of the 401(k) Plan due to the Limitations.

                  SECTION 1.11 EFFECTIVE DATE means November 1, 1996.

                  SECTION 1.12 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended (including the corresponding provisions of any succeeding law).

                  SECTION 1.13 401(K) PLAN means the Bank's 401(k) Savings Plan.

                  SECTION 1.14 HARDSHIP means a condition described in Section 2.2(b).

                  SECTION 1.15 HOLDING COMPANY means MSB Bancorp, Inc.

                  SECTION 1.16 INVESTMENT CLASSIFICATION means a hypothetical investment classification in which a Participant's Memorandum Account shall be deemed to be invested for purposes of crediting or charging earnings, losses, appreciation or depreciation with respect to the Participant's Memorandum Account, in accordance with Section 3.3(c). For purposes of the Plan, the Investment Funds shall be used as the models for the Investment Classifications.

                  SECTION 1.17 INVESTMENT FUNDS means the investment funds established from time to time by the Bank for the investment of participant accounts maintained under the 401(k) Plan.

                  SECTION 1.18 LIMITATIONS means the limitations that may be imposed by Sections 401(a)(17), 401(k)(3) and 402(g) of the Code on the amount of Basic Contributions that an Officer may make to the 401(k) Plan.

                  SECTION 1.19 MEMORANDUM ACCOUNT means, with respect to a Participant, an account maintained by the Bank to which is credited the amount of the Participant's deferred Deferrable Compensation together with any earnings and appreciation thereon, and against which are charged any losses, depreciation or distributions thereof, pursuant to Section 3.3 and Articles V and VI.

                  SECTION 1.20 OFFICER means an employee who is an administrative executive in regular and continued service with the Bank, the Holding Company or any other Participating Company.

                  SECTION 1.21 PARTICIPANT means an Officer or former Officer who has a Memorandum Account under the Plan.

                  SECTION 1.22 PARTICIPATING COMPANY means the Bank, the Holding Company, and any other company which, with the prior approval of the Bank, may adopt this Plan.

                  SECTION 1.23 PLAN means the MSB Bank Officers' Deferred Compensation Plan.


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                                       -3-


                                   ARTICLE II
                                   ----------

                                  PARTICIPATION
                                  -------------


                  SECTION 2.1       ELECTION TO PARTICIPATE.

                  (a) Any Officer who is a participant in the 401(k) Plan and whose Basic Contributions to such Plan have been or are expected to be limited by the Limitations may elect to become a Participant in the Plan by submitting to the Administrator a written election, on a form prescribed by the Administrator, to defer the receipt of all or any portion of his Deferrable Compensation. In no event shall any portion of an Officer's Compensation for a calendar year be deferred under this Plan until such Officer has made the maximum amount of Basic Contributions to the 401(k) Plan permissible under the Limitations for such calendar year and in no event shall the sum of (i) the Officer's Compensation deferred under this Plan for any calendar year and (ii) the Officer's Basic Contributions made to the 401(k) Plan for such calendar year, exceed 10% of the Officer's Compensation for such year.

                  (b) An election made pursuant to this Section 2.1 shall be made on or before the last day of any calendar year and shall be effective for the calendar year following the calendar year in which such election is made and all subsequent calendar years unless a change in participation is elected pursuant to Section 2.2. Notwithstanding the foregoing sentence, an initial election made by an Officer and filed with the Administrator during the thirty
(30) day period immediately following the later of the Effective Date of the Plan or the date the Officer first becomes eligible to participate in the Plan may be effective for Deferrable Compensation earned on or after the date on which such election is filed with the Administrator. The percentage of an Officer's Compensation to be deferred under this Plan, rather than contributed to the 401(k) Plan as Basic Contributions, which may be expressed in less than whole percentages, shall be deducted from such Officer's paycheck for each payroll period which begins on or after the effective date of the Officer's election under this Section 2.1 or Section 2.2.

                  SECTION 2.2       CHANGES IN PARTICIPATION.

                  (a) An election by an Officer pursuant to Section 2.1 shall continue in effect until such Officer's termination of participation in the 401(k) Plan; PROVIDED, HOWEVER, that the Officer may, by written election filed with the Administrator, increase or decrease the portion of his Deferrable Compensation to be deferred, or discontinue such deferral altogether. Such election shall be effective with respect to Deferrable Compensation earned after the calendar year in which such election is filed with the Administrator; PROVIDED, HOWEVER, that if an election provides for the decrease or discontinuance of the Officer's deferral of Deferrable Compensation and is made on account of a Hardship, as defined in Section 2.2(b), such election shall be effective with respect to Deferrable Compensation earned after the last day of the payroll period during which such election is filed. In the event that a Participant ceases to be an Officer or in the event that an Officer ceases to defer receipt of his Deferrable Compensation, the balance in his Memorandum Account shall continue to be adjusted in accordance with Article III. An Officer who has filed a written election to cease deferring receipt of his Deferrable



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                                       -4-


Compensation may thereafter again file an election to defer receipt of his Deferrable Compensation in the same manner described in Section 2.1, effective for the calendar year subsequent to the calendar year in which he files the new election.

                  (b) For purposes of Section 2.2(a), an Officers' election to decrease or discontinue his deferral of Deferrable Compensation shall be deemed to be made on account of a Hardship if the Committee has determined, in its sole discretion, that such change is made on account of an unanticipated emergency caused by an event beyond the control of the Officer which results in an immediate and heavy financial need of the Officer and is necessary to satisfy such financial need.



                                   ARTICLE III
                                   -----------

                                DEFERRED AMOUNTS
                                ----------------


                  SECTION 3.1       IN GENERAL.

                  The Administrator shall maintain a separate Memorandum Account for each Participant. Credits, charges, and other adjustments to each Participant's Memorandum Account shall be made in accordance with this Article
III. Neither the Bank nor any Participating Company shall fund its liability for the balances credited to a Memorandum Account, but each shall reflect its liability for such balances on its books. The Holding Company may, on such terms and conditions as it, in its sole discretion, shall establish, agree to assume the liability for the payment of that portion of a Participant's Memorandum Account attributable to service for the Bank or other Participating Companies.

                  SECTION 3.2       ADJUSTMENTS TO MEMORANDUM ACCOUNTS.

                  (a) Each Participant's Memorandum Account shall be deemed to be invested in the Investment Classification or Investment Classifications modeled after the Investment Funds in the same proportions that such Participant has elected to invest his Basic Contributions under the 401(k) Plan.

                  (b) Each Participant's Memorandum Account shall be adjusted to reflect an amount of earnings, losses, appreciation or depreciation, as appropriate with respect to the Investment Classification or Investment Classifications in which the Participant's Memorandum Account is deemed to be invested.

                  (c) The Memorandum Account established for each Participant shall be adjusted from time to time, but in no event less frequently than monthly to reflect:

                  (i)      credits of Deferrable Compensation;




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                                       -5-


                  (ii) credits reflecting income, dividends and appreciation attributable to the appropriate Investment Classifications;

                  (iii) charges for losses or depreciation attributable to the appropriate Investment Classifications; and

                  (iv) charges for payments to the Participant or his Beneficiary.

                  SECTION 3.3       VESTING.

                  All amounts credited to a Participant's Memorandum Account shall be 100% vested at all times.



                                   ARTICLE IV
                                   ----------

                                      TRUST
                                      -----


                  SECTION 4.1       ESTABLISHMENT OF TRUST.

                  The Bank may establish a trust fund which may be used by the Bank to accumulate funds to satisfy its liabilities to Participants under the Plan; PROVIDED, HOWEVER, that the assets of such trust shall be subject to the claims of the creditors of the Bank in the event that it is determined that the Bank is insolvent or that grounds exist for the appointment of a conservator or receiver of the Bank; and PROVIDED, FURTHER, that the trust agreement shall contain such terms, conditions and provisions as shall be necessary to cause the Bank to be considered the owner of the trust fund for federal, state or local income tax purposes with respect to all amounts contributed to the trust fund or any income attributable to the investments of the trust fund. The Bank shall pay all costs and expenses incurred in establishing and maintaining such trust and the Plan. Any payments made to a Participant or Beneficiary from a trust established under this Section 4.1 shall offset payments which would otherwise be payable by the Bank in the absence of the establishment of such trust.

                  SECTION 4.2       CONTRIBUTIONS TO TRUST.

                  If a trust is established in accordance with Section 4.1, the Bank shall make contributions to such trust in such amounts and at such times as may be specified by the Committee.

                  SECTION 4.3       UNFUNDED CHARACTER OF PLAN.

                  Notwithstanding the establishment of a trust pursuant to
Section 4.1, the Plan shall be unfunded. Any liability of the Bank or another Participating Company to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against



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                                                      -6-


the general assets of the Bank or such Participating Company. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Bank or a Participating Company.



                                    ARTICLE V
                                    ---------

                                  DISTRIBUTIONS
                                  -------------


                  SECTION 5.1       HARDSHIP DISTRIBUTIONS.

                  In the event that a Participant has incurred a Hardship, as defined in Section 2.2(b), the Committee may, in its sole discretion, allow such Participant to obtain a lump sum withdrawal of an amount credited to his Memorandum Account that does not exceed the amount necessary to alleviate the Hardship.

                  SECTION 5.2       DISTRIBUTIONS TO PARTICIPANTS.

                  (a) Upon a Participant's termination of service with the Bank and all Participating Companies, an amount equal to the balance in such Participant's Memorandum Account shall be paid in cash to the Participant in either (i) a lump sum payment or, (ii) in the Committee's sole discretion, in equal annual or semi-annual installment payments over a period not to exceed sixty (60) months. In the event payment is to be made in installments, each installment shall be equal to the balance credited to the Participant's Memorandum Account as of the last day of the month ending immediately prior to the date as of which payment is to be made, divided by the number of installment payments remaining to be paid (including the payment then being computed). Any portion of the balance credited to the Participant's Memorandum Account with respect to which a payment has not been made shall continue to be adjusted pursuant to Section 3.3, in accordance with the Investment Classifications in which the Participant's Memorandum Account is deemed to be invested, until a distribution with respect to such amount has been made.

                  (b) Distributions shall be made, or commence, within 30 days of the date the Participant becomes entitled to payment pursuant to this Section 5.2.

                  SECTION 5.3       DISTRIBUTIONS TO BENEFICIARIES.

                  (a) A Participant may designate a Beneficiary or Beneficiaries by filing a written notice with the Administrator prior to the Participant's death, in such form and manner as the Administrator may prescribe. A Participant who has designated a Beneficiary or Beneficiaries may change or revoke such designation prior to the Participant's death by means of a similar written instrument.

                  (b) In the event that a Participant dies before receiving payment of his entire Memorandum Account, payment of the value of the deceased Participant's Memorandum



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                                       -7-


Account shall be made in a lump sum to his Beneficiary or Beneficiaries. If no Beneficiary shall have been designated or if any such designation shall be ineffective, or in the event that no designated Beneficiary survives the Participant, payment of the value of the Participant's Memorandum Account shall be made to the Participant's personal representative, or if no personal representative is appointed within 6 months of the Participant's death, to his surviving spouse, or if he has no surviving spouse, to his then living descendants, per stirpes, in the same manner and at the same time as the Participant's Memorandum Account would have been paid to the Participant had he lived.



                                   ARTICLE VI
                                   ----------

                                CHANGE OF CONTROL
                                -----------------


                  SECTION 6.1       CHANGE OF CONTROL DEFINED.

                  A Change of Control shall be deemed to have occurred upon the happening of any of the following events:

                  (a) approval by the stockholders of the Holding Company of a transaction that would result in the reorganization, merger or consolidation of the Holding Company with one or more other persons, other than a transaction following which:

                  (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Holding Company; and

                  (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Holding Company;

                  (b) the acquisition of all or substantially all of the assets of the Holding Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of Holding Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Holding Company of any transaction which would result in such an acquisition; or

                  (c) a complete liquidation or dissolution of the Holding Company, or approval by the stockholders of the Holding Company of a plan for such liquidation or dissolution; or

                  (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Holding Company do not belong to any of the following groups:

                  (i) individuals who were members of the board of directors of the Holding Company on the date on which such Officer first became a Participant; or

                  (ii) individuals who first became members of the board of directors of the Holding Company after such date either:

                           (A) upon election to serve as a member of the board
                  of directors of the Holding Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                           (B) upon election by the stockholders of the Holding
                  Company to serve as a member of the board of directors of the Holding Company, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Holding Company, or of a nominating committee thereof, in office at the time of such first nomination;

         PROVIDED, HOWEVER, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange
         Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the board of directors of the Holding Company;

                  (e) in the case of any Participant who is or was an Officer of the Bank or a Participating Company other than the Bank or the Holding Company, an event that would be described in Section 6.1(a), (b), (c) or (d) if the name of the Bank or such other Participating Company were substituted for the words "Holding Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Holding Company, the Bank or any Participating Company, or any subsidiary of any of them, by the Holding Company, the Bank or any Participating Company, or any subsidiary of any of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 6.1 the term "person" shall have the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                  SECTION 6.2       PARTICIPANTS' OPTIONS UPON A CHANGE OF
                                    CONTROL

                  In the event of a Change of Control, the Memorandum Account maintained for a Participant shall continue to be held by the Administrator and distributed in accordance with the terms of the Plan; PROVIDED, HOWEVER, that the Participant may, by written notice delivered to the Administrator no later than 60 days after the occurrence of the Change of Control, direct the Bank, the Holding Company or any other Participating Companies or their respective successors to distribute the value of his Memorandum Account in a lump sum payment within 30 days after receipt of the Participant's written direction. In the event that a Participant does not make such election, his Memorandum Account shall continue to be maintained and adjusted in accordance with the terms of the Plan.



                                   ARTICLE VII
                                   -----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------


                  SECTION 7.1       NOTICE AND ELECTION.

                  The Committee shall provide a copy of this Plan and the resolutions of adoption to each Officer who becomes eligible to participate, together with a form on which the Officer may notify the Committee of his election whether to become a Participant, which form, if he so elects, he may complete, sign and return to the Committee.

                  SECTION 7.2       CONSTRUCTION AND LANGUAGE.

                  Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine or the neuter. Any reference to an Article or Section shall be to an Article or Section of the Plan, unless otherwise indicated. The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  SECTION 7.3       NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall rights be liable for or subject to debts, contracts, liabilities or torts.

                  SECTION 7.4       INDEMNIFICATION.

                  Each Participating Company shall indemnify, hold harmless and defend its Officers, Participants, and their Beneficiaries against their reasonable costs, including legal fees, incurred by them or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce terms of the Plan.

                  SECTION 7.5       SEVERABILITY.

                  A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

                  SECTION 7.6       WAIVER.

                  Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

                  SECTION 7.7       GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States.

                  SECTION 7.8       NO DEPOSIT ACCOUNT.

                  Nothing in this Plan shall be held or construed to establish any deposit account for any Participant or any deposit liability on the part of the Bank or any other financial institution which is a Participating Company. Participants' rights hereunder shall be equivalent to those of a general unsecured creditor.

                  SECTION 7.9       AMENDMENT AND TERMINATION.

                  (a) The Bank reserves the right, in its sole and absolute discretion, at any time and from time to time, by action of the Board, to amend the Plan in whole or in part. In no event, however, shall any such amendment adversely affect the right of any Participant or Beneficiary to receive any benefits accrued under the Plan on or before the later of the date on which such amendment is adopted or the date on which it is made effective, without such Participants or Beneficiary's consent.

                  (b) The Bank also reserves the right, in its sole and absolute discretion, by action of the Board, to terminate the Plan. In such event, no additional Deferrable Compensation shall be deferred from and after the later of the date on which a resolution terminating the Plan is duly adopted by the Board or the effective date of such termination, but benefits under the Plan shall continue to be payable at the time and in the manner provided herein.

                  SECTION 7.10      SUCCESSORS AND ASSIGNS

                  The provisions of the Plan will inure to the benefit of and be binding upon the Participants and their respective legal representatives and testate or intestate distributes, and each

Participating Company and their respective successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of any Participating Company may be sold or otherwise transferred.